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                                                                    EXHIBIT 10.2

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

         This First Amendment to Purchase and Sale Agreement (the "Amendment") is dated as of January 6, 2003, by and between Berkshire-Newburyport Limited Partnership, a Massachusetts limited partnership ("Seller") and Varian Semiconductor Equipment Associates, Inc., a Delaware corporation ("Buyer").

                                    RECITALS

         WHEREAS, Seller and Buyer are parties to that certain Purchase and Sale Agreement dated as of November 27, 2002 for certain premises located in Newburyport, Massachusetts and known as 4 Stanley Tucker Drive (the "Agreement"); and

         WHEREAS, Buyer and Seller desire to extend the due diligence period set forth in the Agreement with respect to title and survey as set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Buyer and Seller hereby agree as follows:

         1. Capitalized Term. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

         2. Due Diligence Period. Notwithstanding any provision of the Agreement to the contrary, the "Due Diligence Period" with respect to title and survey shall expire on Friday, January 10, 2003. Buyer hereby (i) waives its objections to all other diligence matters, other than title and survey, with respect to the Property, and (ii) reserves all of Buyer's rights in connection with Buyer's review of title and survey relating to the Property.

         3. Miscellaneous. Except as amended hereby, the Agreement shall continue in full force and effect. This Amendment may be executed in counterpart facsimiles which, taken together, shall constitute a single effective instrument.

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         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment on the day and year first written above.

                                             SELLER:

                                             BERKSHIRE-NEWBURYPORT LIMITED
                                             PARTNERSHIP,
                                             a Massachusetts limited partnership

                                             By:    /s/ OSCAR H. PLOTKIN
                                                --------------------------------
                                             Name:      Oscar H. Plotkin
                                                  ------------------------------
                                             Title:     President
                                                   -----------------------------

                                             BUYER:

                                             VARIAN SEMICONDUCTOR EQUIPMENT
                                             ASSOCIATES, INC.,
                                             a Delaware corporation

                                             By:    /s/ ROBERT J. HALLIDAY
                                                --------------------------------
                                             Name:      Robert J. Halliday
                                                  ------------------------------
                                             Title:     Vice President and Chief
                                                   -----------------------------
                                                        Financial Officer
                                                   -----------------------------

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